ASSIGNMENT
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                                       AND
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                                  BILL OF SALE
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     This instrument is executed as of June 30, 2006 by Marshall Distributing, L.L.C., a Utah limited liability company and EMS Business Development, Inc., a California corporation (hereinafter collectively "Assignor") and Gateway Distributors, Ltd., a Nevada corporation (hereinafter the "Assignee"):

     For valuable consideration Assignor hereby sells, assigns and transfers to the Assignee all Assignor's right, title, and interest in and to all contracts, goodwill, leasehold interests, trade names and other intangible assets of that certain herbal and health food supplement distributing business operated by Marshall Distributing, L.L.C., located at 3085 Directors Row, Salt Lake City, UT 84104, specifically including but not limited to those described in Schedule I attached hereto.

Dated as of June 30, 2006

ASSIGNOR:                                 ASSIGNEE:

Marshall Distributing, LLC,               Gateway  Distributors,  Ltd.
a Utah limited liability company          a  Nevada  corporation


By:                                       By:
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By:                                          Its:
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EMS  Business  Development,  Inc.,
a  California  corporation


By:
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By:
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                                   SCHEDULE I